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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 17, 1999
                                                        -----------------



                          PREMIERE TECHNOLOGIES, INC.
                           (Exact name of registrant
                         as specified in its charter)


          Georgia                  0-27778              59-3074176
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          (State or other          (Commission          (I.R.S. Employer
          jurisdiction of          File Number)         Identification No.)
          incorporation)


          3399 Peachtree Road, N.E.
          The Lenox Building, Suite 600
          Atlanta, Georgia                              30326
          ----------------------------------------------------------------------
          (Address of principal executive officers)     (Zip Code)



      Registrant's telephone number, including area code:  (404) 262-8400

                                      N/A
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)
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                                Explanatory Note
                                ----------------


     This Form 8-K/A is filed by Premiere Technologies, Inc. (the "Company") solely to refile the Company's Unaudited Pro Forma Condensed Combined Financial Information (the "Pro Forma Financial Information"). The Pro Forma Financial Information was initially filed as Exhibit 99.1 to the Company's Form 8-K/A dated February 17, 1999 and filed with the Securities and Exchange Commission on May 3, 1999 (the "Initial Form 8-K/A"). The Pro Forma Financial Information filed herewith as Exhibit 99.1 includes the Notes to Unaudited Pro Forma Condensed Combined Statement of Operations which were inadvertently omitted from the Pro Forma Financial Information included in the Initial Form 8-K/A.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


                                      -2-
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     (c)   Exhibits

     99.1  Unaudited Pro Forma Condensed Combined Financial Information

                                      -3-
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                                  SIGNATURES


          Pursuant to the requirements of the securities exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PREMIERE TECHNOLOGIES, INC.



                         By:/s/ Harvey A. Wagner
                            -----------------------------------------
                            Harvey A. Wagner
                            Executive Vice President of
                            Finance and Administration and
                            Chief Financial Officer


Dated:  May 5, 1999
                                      -4-
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                                 EXHIBIT INDEX

     99.1  Unaudited Pro Forma Condensed Combined Financial Information